                                                                    EXHIBIT 99.1


                             LETTER OF TRANSMITTAL

                                      FOR

                          8.75% SENIOR NOTES DUE 2008

                                       OF

                             COGENTRIX ENERGY, INC.
                  PURSUANT TO THE EXCHANGE OFFER IN RESPECT OF
               ALL OF ITS OUTSTANDING 8.75% SENIOR NOTES DUE 2008
                                      FOR
                          8.75% SENIOR NOTES DUE 2008
                       ----------------------------------

               PURSUANT TO THE PROSPECTUS DATED            , 2000

            THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
                   5:00 P.M., NEW YORK CITY TIME, ON , 2000,
                         UNLESS THE OFFER IS EXTENDED.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                           FIRST UNION NATIONAL BANK

              By Mail:                            By Facsimile: (704) 590-7628                            By Hand:
         Laura Richardson                       (For Eligible Institutions only)                     Laura Richardson
     First Union National Bank               Confirming by Telephone: (704) 590-7414             First Union National Bank
     Corporate Trust Department                                                                  Corporate Trust Department
  1525 West W.T. Harris Blvd, 3C3                                                              1525 West W.T. Harris Blvd, 3C3
Charlotte, North Carolina 28288-1153                                                        Charlotte, North Carolina 28288-1153



         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN SHALL HAVE THE SAME MEANING GIVEN THEM IN THE PROSPECTUS (AS DEFINED BELOW).

------------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF OLD SENIOR NOTES TENDERED*
------------------------------------------------------------------------------------------------------------------------------------
  Name Exactly as it Appears on Your Old Senior Note(s)                           Old Senior Note(s) Enclosed
            and Address of Registered Holder                                      (Please list below -- attach
               (Please fill in, if blank)                                        additional list if necessary)
------------------------------------------------------------------------------------------------------------------------------------
                                                                           Certificate                     Principal Amount of Old
                                                                           Number(s)*                      Senior Notes Tendered**
                                                                  ------------------------------------------------------------------


                                                                  ------------------------------------------------------------------


                                                                  ------------------------------------------------------------------


                                                                  ------------------------------------------------------------------


                                                                  ------------------------------------------------------------------
                                                                    Total Amount Tendered:

------------------------------------------------------------------------------------------------------------------------------------

 * Need not be completed by book-entry holders.

** Old Senior Notes may be tendered in whole or in part in denominations of $1,000 and integral multiples thereof. All Old Senior Notes held shall be deemed tendered unless a lesser number is specified in this column.

         This Letter of Transmittal is to be completed by holders of Old Senior Notes (as defined below) either if Old Senior Notes are to be forwarded herewith or if tenders of Old Senior Notes are to be made by book-entry transfer to an account maintained by First Union National Bank (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering" in the Prospectus.

         Holders of Old Senior Notes whose certificates (the "Certificates") for such Old Senior Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Senior Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Procedures for Tendering" in the Prospectus.

         DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT. NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

[ ] CHECK HERE IF TENDERED OLD SENIOR NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution:

         -----------------------------------------------------------------------
         DTC Account No.:

         -----------------------------------------------------------------------

         Transaction Code No.:

         -----------------------------------------------------------------------

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD SENIOR NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

         Name(s) of Registered Holder(s):

         -----------------------------------------------------------------------

         Window Ticket Number (if any):

         -----------------------------------------------------------------------

         Date of Execution of Notice of Guaranteed Delivery:

         -----------------------------------------------------------------------

         Name of Institution which Guaranteed Delivery:

         -----------------------------------------------------------------------


         IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:

         Name of Tendering Institution:

         -----------------------------------------------------------------------

         DTC Account No.:

         -----------------------------------------------------------------------

         Transaction Code No.:

         -----------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD SENIOR NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD SENIOR NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
         -----------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------

                   NOTE: SIGNATURE MUST BE PROVIDED ON PAGE 6
                    AND ON THE SUBSTITUTE FORM W-9 ON PAGE 11

               Please Read the Accompanying Instructions Carefully

To First Union National Bank:

         The undersigned hereby tenders to Cogentrix Energy, Inc., a North Carolina corporation (the "Company"), the above described aggregate principal amount of the Company's 8.75% Senior Notes due 2008 (the "Old Senior Notes") in exchange for a like aggregate principal amount of the Company's 8.75% Senior Notes due 2008 (the "Exchange Senior Notes") which have been registered under Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions set forth in the Prospectus dated ______________, 2000 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

         Subject to and effective upon the acceptance for exchange of all or any portion of the Old Senior Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Old Senior Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Old Senior Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Old Senior Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Senior Notes to be issued in exchange for such Old Senior Notes, (ii) present Certificates for such Old Senior Notes for transfer, and to transfer the Old Senior Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Old Senior Notes, all in accordance with the terms and conditions of the Exchange Offer.

         THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OLD SENIOR NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD SENIOR NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OLD SENIOR NOTES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION AGREEMENT DATED AS OF SEPTEMBER 22, 2000 BY AND AMONG THE COMPANY, SALOMON SMITH BARNEY INC. AND CIBC WORLD MARKETS CORP. (THE "REGISTRATION AGREEMENT") AND AGREES THAT ACCEPTANCE OF TENDERED OLD SENIOR NOTES BY THE COMPANY AND THE ISSUANCE OF THE EXCHANGE SENIOR NOTES THEREFOR SHALL INSTITUTE FULL PERFORMANCE BY THE COMPANY OF CERTAIN OF ITS OBLIGATIONS UNDER THE REGISTRATION AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

         The name(s) and address(es) of the registered holder(s) of the Old Senior Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Old Senior Notes. The Certificate number(s) and the Old Senior Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

         If any tendered Old Senior Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Old Senior Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Old Senior Notes will be returned (or, in the case of Old Senior Notes tendered by book-entry transfer, such Old Senior Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

         The undersigned understands that tenders of Old Senior Notes pursuant to any one of the procedures described in "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will, upon the Company's acceptance for exchange of such tendered Old Senior Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Senior Notes tendered hereby.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Senior Notes be issued in the name(s) of the undersigned or, in the case of book-entry transfer of Old Senior Notes, that such Exchange Senior Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Old Senior Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Senior Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," the undersigned hereby directs the Exchange Agent to deliver Exchange Senior Notes to the undersigned at the address shown below the undersigned's signature.

         By tendering Old Senior Notes and executing this Letter of Transmittal, the undersigned hereby represents and agrees that (i) the undersigned is not an "affiliate" (as defined in Rule 405 under the Securities Act) of the Company or any of its subsidiaries, or if it is an affiliate, it will comply with the registration and prospectus requirements of the Securities Act to the extent applicable, (ii) any Exchange Senior Notes to be received by the undersigned are being acquired in the ordinary course of its business, (iii) the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of Exchange Senior Notes to be received in the Exchange Offer, and (iv) if the undersigned is not a broker-dealer, the undersigned is not engaged in, and does not intend to engage in, a distribution (within the meaning of the Securities Act) of such Exchange Senior Notes. By tendering Old Senior Notes pursuant to the Exchange Offer and executing this Letter of Transmittal, a holder of Old Senior Notes which is a broker-dealer represents and agrees, consistent with certain interpretive letters issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to third parties, that (a) such Old Senior Notes held by the broker-dealer are held only as a nominee or (b) such Old Senior Notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver the Prospectus (as amended or supplemented from time to time) meeting the requirements of the Securities Act in connection with any resale of such Exchange Senior Notes (provided that, by so acknowledging and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act).

         The Company has agreed that, subject to the provisions of the Registration Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer (as defined below) in connection with resales of Exchange Senior Notes received in exchange for Old Senior Notes, where such Old Senior Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period ending 180 days after the Expiration Date (subject to extension under certain limited circumstances described in the Prospectus) or, if earlier, when all such Exchange Senior Notes have been disposed of by such Participating Broker-Dealer. However, a Participating Broker-Dealer who intends to use the Prospectus in connection with the resale of Exchange Senior Notes received in exchange for Old Senior Notes pursuant to the Exchange Offer must notify the Company, or cause the Company to be notified, on or prior to the Expiration Date, that it is a Participating Broker-Dealer. Such notice may be given in the space provided herein for that purpose or may be delivered to the Exchange Agent at one of the addresses set forth in the Prospectus under "The Exchange Offer -- Exchange Agent." In that regard, each broker-dealer who acquired Old Senior Notes for its own account as a result of market-making or other trading activities (a "Participating Broker-Dealer"), by tendering such Old Senior Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Agreement, such Participating Broker-Dealer will suspend the sale of Exchange Senior Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice that the sale of the Exchange Senior Notes may be resumed, as the case may be. If the Company gives such notice to suspend the sale of the Exchange Senior Notes, it shall extend the 180-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of Exchange Senior Notes by the number of days in the period from and including the date of the giving of such notice to and including the date when the Company shall have made available to Participating Broker-Dealers copies of the supplemented or amended Prospectus necessary to resume resales of the Exchange Senior Notes or to and including the date on which the Company has given notice that the use of the applicable Prospectus may be resumed, as the case may be.

         Holders of Old Senior Notes whose Old Senior Notes are accepted for exchange will not receive accrued interest on such Old Senior Notes for any period from and after the last Interest Payment Date to which interest has been paid or duly provided for on such Old Senior Notes prior to the original issue date of the Exchange Senior Notes or, if no such interest has been paid or duly provided for, will not receive any accrued interest on such Old Senior Notes, and the undersigned waives the right to receive any interest on such Old Senior Notes accrued from and after such Interest Payment Date.

         All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

--------------------------------------------------------------------------------
                                    IMPORTANT
                             SIGN IMMEDIATELY BELOW
--------------------------------------------------------------------------------
X
--------------------------------------------------------------------------------
                           (Signature(s) of Owner(s))

(This Letter of Transmittal must be signed immediately above by the registered holder(s) as name(s) appear(s) on the certificate(s) for the Old Senior Notes hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company or the Trustee for the Old Senior Notes to comply with the restrictions on transfer applicable to the Old Senior Notes)). If signed by an attorney, trustee, executor, administrator, guardian, officer, custodian or other person acting in a representative capacity and the shares submitted herewith are registered in the name of such signatory expressly in such capacity (e.g., John Doe, as Trustee), such capacity should be indicated. (Please read Instruction 5 on page 8 before you sign.)

Dated:                             , 2000
       ----------------------------

Name(s):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity, if applicable:

--------------------------------------------------------------------------------

Area Code and Telephone Number:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          MEDALLION SIGNATURE GUARANTEE
      (Required only if either "Special Issuance Instructions" or "Special
          Delivery Instructions" are provided below. See Instruction 1)

Medallion
Signature(s)
Guaranteed:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        (Name of Firm Providing Signature
                            Guarantee - Please Print)

--------------------------------------------------------------------------------
                             (Authorized Signature)

Dated:                             , 2000
       ----------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SPECIAL ISSUANCE
                                  INSTRUCTIONS
                          (See Instructions 1, 5 and 6)

To be completed ONLY if the Exchange Senior Notes are to be issued in the name of someone other than the undersigned.

Issue the Exchange Senior Notes to:

Name

--------------------------------------------------------------------------------
                                 (Please Print)

Address

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

--------------------------------------------------------------------------------
                   (Tax Identification or Social Security No.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SPECIAL DELIVERY
                                  INSTRUCTIONS
                          (See Instructions 1, 5 and 6)

To be completed ONLY if the Exchange Senior Notes are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail the Exchange Senior Notes to:

Name:

--------------------------------------------------------------------------------
                                 (Please Print)

Address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

--------------------------------------------------------------------------------
                   (Tax Identification or Social Security No.)

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. Delivery of Letter of Transmittal And Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering" in the Prospectus. Certificates, or timely confirmation of a book-entry transfer of such Old Senior Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein on or prior to the Expiration Date. Old Senior Notes may be tendered in whole or in part in the principal amount of $l,000 and integral multiples thereof.

         Holders who wish to tender their Old Senior Notes and (i) whose Old Senior Notes are not immediately available or (ii) who cannot deliver their Old Senior Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Old Senior Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Procedures for Tendering" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Certificates (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered Old Senior Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three (3) New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer -- Procedures for Tendering" in the Prospectus.

         The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery. For Old Senior Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule l7Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer;
(iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association.

         THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

         The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

         2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if:

         (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Old Senior Notes) of Old Senior Notes tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

         (ii) such Old Senior Notes are tendered for the account of a firm that is an Eligible Institution.

         In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

         3. Inadequate Space. If the space provided in the box captioned "Description of Old Senior Notes Tendered" is inadequate, the Certificate number(s) and/or the principal amount of Old Senior Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

         4. Partial Tenders and Withdrawal Rights. Tenders of Old Senior Notes will be accepted only in the principal amount of $1,000 and integral multiples thereof. If less than all the Old Senior Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Old Senior Notes which are to be tendered in the box entitled "Principal Amount of Old Senior Notes Tendered." In such case, new Certificate(s) for the remainder of the Old Senior Notes that were evidenced by your old Certificate(s) will only be sent to the holder of the Old Senior Notes, promptly after the Expiration Date. All Old Senior Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         Except as otherwise provided herein, tenders of Old Senior Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Senior Notes to be withdrawn, the aggregate principal amount of Old Senior Notes to be withdrawn, and (if Certificates for Old Senior Notes have been tendered) the name of the registered holder of the Old Senior Notes as set forth on the Certificate for the Old Senior Notes, if different from that of the person who tendered such Old Senior Notes. If Certificates for the Old Senior Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Old Senior Notes, the tendering holder must submit the serial numbers shown on the particular Certificates for the Old Senior Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Senior Notes tendered for the account of an Eligible Institution. If Old Senior Notes have been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Senior Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Old Senior Notes may not be rescinded. Old Senior Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer -- Procedures for Tendering."

         All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Old Senior Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

         5. Signatures on Letter of Transmittal, Assignments and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Old Senior Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

         If any of the Old Senior Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any tendered Old Senior Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

         If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company, in its sole discretion, of such persons' authority to so act.

         When this Letter of Transmittal is signed by the registered owner(s) of the Old Senior Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless Exchange Senior Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Old Senior Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee for the Old Senior Notes may require in accordance with the restrictions on transfer applicable to the Old Senior Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

         6. Special Issuance and Delivery Instructions. If Exchange Senior Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Senior Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Senior Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

         7. Irregularities. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Senior Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer -- Conditions" or any conditions or irregularity in any tender of Old Senior Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Senior Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

         8. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at one of its addresses and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

         9. 31% Backup Withholding; Substitute Form W-9. Under U.S. income tax law, a holder whose tendered Old Senior Notes are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Old Senior Notes exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

         The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

         The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Old Senior Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Senior Notes. If the Old Senior Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

         Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

         Backup withholding is not an additional U.S. income tax. Rather, the U.S. income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

         10. Lost, Destroyed or Stolen Certificates. If any Certificate(s) representing Old Senior Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

         11. Security Transfer Taxes. Holders who tender their Old Senior Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Senior Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Senior Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Senior Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

         IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

-----------------------------------------------------------------------------------------------------------------------------------
                                    EXCHANGE AGENT'S NAME: FIRST UNION NATIONAL BANK
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                              Part 1 - PLEASE PROVIDE YOUR TIN IN THE BOX AT
                                        RIGHT AND CERTIFY BY SIGNING AND DATING BELOW
                                                                                                 --------------------------------
Form W-9                                                                                               Social Security Number
(See Instruction 9)
                                                                                                 OR
Please fill in your                                                                                   ---------------------------
name and address below                                                                               Employer Identification Number

                                        -------------------------------------------------------------------------------------------
                                        Part 2 -- Certification -- Under Penalties of Perjury,   Part 3 --
                                        I certify that:
---------------------------------
Name
                                                                                                 Awaiting TIN      [ ]
                                        (1)  The number shown on this form is my correct
                                             Taxpayer Identification Number (or I am
                                             waiting for a number to be issued to me) and
(if joint names, circle the
name of the person or
entity whose TIN is
entered in Part 1)
                                        -------------------------------------------------------------------------------------------
                                        (2)  I am not subject to backup withholding              Part 4 --
                                             because (a) I am exempt from backup
                                             withholding or (b) I have not been notified         Exempt            [ ]
                                             by the Internal Revenue Service ("IRS") that
                                             I am subject to backup withholding as a
                                             result of failure to report all interest or
                                             dividends, or (c) the IRS has notified me
---------------------------------            that I am no longer subject to backup withholding.
Address (number and street)

---------------------------------
City, State and Zip Code
                                        -------------------------------------------------------------------------------------------

Department of the Treasury
Internal Revenue Service
                                        Certification instructions - You must cross out Item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if you have been notified by the IRS that you are no longer subject to backup withholding, do not cross out Item (2).
                                        If you are exempt from backup withholding, check the box in Part 4 above.

Payer's Request for Taxpayer
Identification Number (TIN)
                                        SIGNATURE                               DATE                      , 2000
                                                  ---------------------------        --------------------

-----------------------------------------------------------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                  THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

                                                                          , 2000
------------------------------------------------------------------------
Signature                                    Date


--------------------------------------------------------------------------------